                                                                    EXHIBIT 99.2


               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


         I, John E. Panning, Chief Financial Officer, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Gevity HR, Inc. formerly known as Staff Leasing, Inc., and, except as corrected or supplemented in a subsequent covered report:

                  - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on a Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  - Annual Report of Staff Leasing, Inc. (now known as Gevity HR, Inc.) on Form 10-K for the year ended December 31, 2001;

                  - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Staff Leasing, Inc. (now known as Gevity HR, Inc.) filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  -        any amendments to any of the foregoing.



                                          /s/ John E. Panning
                                          -------------------------------------
                                          John E. Panning
                                          Date: August 8, 2002


Subscribed and sworn before
me this 8th day of August, 2002.



/s/ John Hallberg
----------------------------------
Notary Public
My Commission Expires: 12/29/09